Exhibit 99.1 August 13, 2020 Evolent Health, Inc. 800 N. Glebe Road Suite 500 Arlington, VA 22203 Attention: General Counsel Re: Exchange and/or Subscription for Evolent Health, Inc. Convertible Senior Notes due 2024 Ladies and Gentlemen: Evolent Health, Inc., a Delaware corporation (the “Company”), is offering a new series of its Convertible Senior Notes due 2024 (the “New Notes”). The New Notes will be convertible into shares (“Underlying Shares”) of Class A common stock of the Company, par value $0.01 per share (“Stock”). The undersigned (the “Investor”), for itself and on behalf of the accounts (if any) listed on (x) Exhibit A, in the case of the Exchange (as defined below), for whom the Investor has been duly authorized to enter into the Exchange (each, including the Investor if it is listed on Exhibit A, an “Exchanging Holder”) and (y) Exhibit B, in the case of the Subscription (as defined below), for whom the Investor has been duly authorized to enter into the Subscription (each, including the Investor if it is listed on Exhibit B, a “Subscriber”), may: (1) In the case of an Exchanging Holder, tender 2.00% Convertible Senior Notes due 2021 (CUSIP: 30050BAB7 and ISIN: US30050BAB71) of the Company (the “Old Notes”) for an amount of New Notes and cash determined as set forth herein (the “Exchange”); and/or (2) In the case of a Subscriber, subscribe for and purchase from the Company New Notes for cash (the “Subscription” and, the Exchange and/or the Subscription, as applicable, the “New Notes Offering”), in each case, pursuant and subject to the terms and conditions set forth in this agreement (this “Agreement”). The Exchanging Holders and the Subscribers are referred to collectively as the “Purchasers,” and each Purchaser (other than the Investor) is referred to herein as an “Account.” The Investor hereby confirms that this Agreement relates to participation by the Purchasers, taken together, in the: Exchange only Subscription only Exchange and Subscription

The Investor and each Account understands that the New Notes Offering is being made without registration under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction, and that the New Notes Offering is only being made to investors who are both “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) and “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance upon a private placement exemption from registration under the Securities Act. The New Notes will be governed by an Indenture relating to the New Notes (the “Indenture”) to be entered into as of the Closing Date (as defined below) between the Company and U.S. Bank National Association, as Trustee (the “New Notes Trustee”), and having the terms specified in the Pricing Term Sheet, dated on or about August 13, 2020 (the “Pricing Term Sheet” and, together with the Indenture, the “Private Placement Documents”). 1. The Exchange. If any of the Purchasers is participating in the Exchange, subject to the terms and conditions of this Agreement, the Exchanging Holders each hereby tender, assign and transfer to the Company all right, title and interest in the aggregate principal amount (the “Exchanged Principal Amount”) of Old Notes set forth in column 2 of Exhibit A (such principal amount of Old Notes, the “Exchanged Old Notes”) in exchange for (i) New Notes having an aggregate principal amount, for each Exchanging Holder, equal to the product of (x) the Exchange Ratio, as set forth in Exhibit A and (y) the Exchanged Principal Amount by such Exchanging Holder, rounded to the nearest integral multiple of $1,000 in principal amount, if applicable, as set forth in column 3 of Exhibit A (such aggregate principal amount of New Notes, as so rounded, if applicable, the “Exchanged New Notes”), and (ii) cash in an amount equal to the sum of (A) 3% of the Exchanged Principal Amount by such Exchanging Holder (the “Company Exchange Payment Amount”) and (B) an amount equal to the accrued and unpaid interest, if any, on the Exchanged Old Notes from and including June 1, 2020, to but excluding the Closing Date (as defined below) (the “Unpaid Interest”, and such Exchanged New Notes, Company Exchange Payment Amount and Unpaid Interest, the “Exchange Consideration”). Subject to the terms and conditions of this Agreement, the Company agrees to (i) issue such Exchanged New Notes to the Exchanging Holders and (ii) transfer to each Exchanging Holder the Company Exchange Payment and Unpaid Interest, as applicable. For the avoidance of doubt, the Company will not make any separate cash payment in respect of rounded amounts or interest, if any, accrued and unpaid to the Closing Date (as defined below) for the Exchanged Old Notes. Instead, interest, if any, accrued and unpaid to the Closing Date will be deemed to be paid in full rather than cancelled, extinguished or forfeited upon exchange of the Exchanged Old Notes for the Exchange Consideration. Subject to the terms and conditions of this Agreement, the Investor, on behalf of itself and each Exchanging Holder, hereby (a) waives any and all other rights with respect to such Exchanged Old Notes, and (b) releases and discharges the Company from any and all claims the Investor and each Exchanging Holder may now have, or may have in the future, arising out of, or related to, such Exchanged Old Notes. 2. The Subscription. If any of the Purchasers is participating in the Subscription, subject to the terms and conditions of this Agreement, the Investor, on behalf of itself and/or any Account, hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Investor and/or any such Account, New Notes (the “Purchased New Notes”) having an aggregate principal amount as set forth in column 2 of Exhibit B, for an aggregate purchase price in cash in respect of such Purchased New Notes as set forth in column 3 of Exhibit B (such aggregate cash purchase price, the “Cash Purchase Price”). For the avoidance of doubt, such Cash Purchase Price shall not be adjusted for accrued interest if the Closing occurs after August 19, 2020. 3. The Closing. The closing of the New Notes Offering (the “Closing”) shall take place via teleconference at 10:00 a.m., New York City time, on August 19, 2020 or at such other time and place as the Company may designate by notice to the Investor (the “Closing Date”); provided that the Closing Date cannot be later than August 24, 2020 without the prior written consent of the Investor. 2

4. Closing Mechanics. (a) The Depository Trust Company (“DTC”) will act as securities depositary for the New Notes. (b) At or prior to the times set forth in the Exchange/Subscription Procedures set forth in Exhibit C (the “Exchange/Subscription Procedures”), the Investor, on behalf of itself and/or any Account, shall: (i) if participating in the Exchange only, deliver and/or cause the Exchanging Holders to deliver the Exchanged Old Notes, by book entry transfer through the facilities of DTC, to U.S. Bank National Association, in its capacity as trustee of the Old Notes (in such capacity, the “Old Notes Trustee”), for the account/benefit of the Company for cancellation as instructed in the Exchange/Subscription Procedures; (ii) if participating in the Subscription only, transfer the Cash Purchase Price by wire transfer of immediately available funds to the account of the Company designated in the Exchange/Subscription Procedures; and (iii) if participating in both the Exchange and the Subscription: A. deliver and/or cause the Exchanging Holders to deliver the Exchanged Old Notes, by book entry transfer through the facilities of DTC, to the Old Notes Trustee, for the account/benefit of the Company for cancellation as instructed in the Exchange/Subscription Procedures; and B. transfer the Cash Purchase Price by wire transfer of immediately available funds to the account of the Company designated in the Exchange/Subscription Procedures. (c) On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 7, and (1) the prior receipt by the Old Notes Trustee from each Exchanging Holder of the Exchanged Old Notes, if the Investor and/or any other Exchanging Holder is participating in the Exchange only pursuant to clause (b)(i) above, (2) the prior receipt by the Company of the Cash Purchase Price from the Investor on behalf of each Subscriber, if such Subscriber is participating in the Subscription only pursuant to clause (b)(ii) above, and (3) the prior receipt by the Old Notes Trustee from each Purchaser of the Exchanged Old Notes to be tendered by such Purchaser and the prior receipt by the Company of the Cash Purchase Price from such Purchaser if such Purchaser is participating in both the Exchange and the Subscription pursuant to clause (b)(iii) above: (i) the Company shall execute and deliver the Indenture, dated as of the Closing Date, between the Company and the New Notes Trustee; (ii) the Company shall execute, cause the New Notes Trustee to authenticate and cause to be delivered to the DTC account(s) specified by the Investor or the relevant Account in Exhibit D, the Exchanged New Notes (if the Investor and/or any Exchanging Holder is participating in the Exchange) and/or the Purchased New Notes (if the Investor and/or any Subscriber is participating in the Subscription), as the case may be; and (iii) transfer an amount of cash equal to the sum of the Company Exchange Payment Amount and the Unpaid Interest by wire transfer of immediately available funds to the account of the relevant Exchanging Holder at the bank in the United States of America specified for the relevant Exchanging Holder in Exhibit D. 3

All questions as to the form of all documents and the validity and acceptance of the Old Notes and the New Notes will be determined by the Company, in its reasonable discretion, consistent with the Pricing Term Sheet. 5. Representations and Warranties of the Company. The Company represents and warrants to the Investor (and each Account, as applicable) that: (a) Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has full power and authority to consummate the New Notes Offering and to enter into this Agreement and perform all of its obligations hereunder (b) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company. (c) New Notes. The New Notes have been duly authorized by the Company and, when duly executed by the Company, in accordance with the terms of the Indenture, assuming due authentication of the New Notes by the New Notes Trustee, upon delivery to the Investors in accordance with the terms of the Exchange and/or Subscription, as applicable, will be validly issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) (collectively, the “Enforceability Exceptions”). The maximum number of Underlying Shares initially issuable upon conversion of the New Notes (assuming settlement solely in shares of Stock and taking into account the maximum make-whole adjustment under the Indenture) have been duly and validly authorized and reserved for issuance to the holders of the New Notes by the Company and, when issued upon conversion of the New Notes in accordance with the terms of the New Notes, will be validly issued, fully paid and non-assessable, and the issuance of any Underlying Shares will not be subject to any preemptive or similar rights. (d) Indenture. The Company has all requisite corporate power and authority to perform its obligations under the Indenture. The Indenture has been duly authorized by the Company, and, when executed and delivered by the Company, will have been duly executed and delivered by the Company. Assuming due authorization, execution and delivery by the New Notes Trustee thereto, the Indenture, upon execution and delivery thereof by the Company, will constitute the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. (e) Exemption from Registration. Assuming the accuracy of the representations and warranties of the Investor in this Agreement and each other investor executing any other subscription and/or exchange agreements in substantially the same form as this Agreement, (1) each of the issuance of the Exchanged New Notes in connection with the Exchange and/or the issuance of the Purchased New Notes in connection with the Subscription, as the case may be, pursuant to this Agreement is exempt from the registration requirements of the Securities Act; and (2) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. (f) New Class. The New Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange 4

Act of 1934, as amended (the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act. (g) No Conflicts. The issuance of the New Notes pursuant to this Agreement, the execution, delivery and performance, as applicable, by the Company of its obligations under the New Notes, the Indenture, and this Agreement, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Underlying Shares upon the conversion of the New Notes), will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company or its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational document of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or arbitrator or federal, state, local or foreign governmental agency or regulatory authority having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts, breaches, violations, impositions or defaults that would not reasonably be expected to, individually or in the aggregate, (x) have a material adverse effect on the condition (financial or otherwise), results of operations, stockholders’ equity, properties, business or prospects of the Company and its subsidiaries taken as a whole or (y) materially impair the performance by the Company of its obligations under this Agreement, the Indenture or the New Notes or the consummation of any of the transactions contemplated hereby or thereby (a “Company Material Adverse Effect”). (h) NYSE; Consents. The Company is in compliance in all material respects with all applicable rules of The New York Stock Exchange (“NYSE”). The Company has not received notice from NYSE that the Company is not in compliance with the listing or maintenance requirements thereof. No consent, approval, order or authorization of, or qualification with, any governmental body or agency or regulatory authority (including, without limitation, under the rules and regulations of NYSE) is required on the part of the Company in connection with the execution, delivery or performance of the New Notes or this Agreement, and the consummation of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Underlying Shares upon the conversion of the New Notes) other than (i) as has been or will be obtained and will be effective as of the Closing Date, (ii) as would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect and (iii) as permitted to be filed or obtained after the Closing under applicable federal and state securities laws or the rules and regulations of NYSE. (i) No General Solicitation. Neither the Company nor any affiliate (as defined in Rule 501(b) of Regulation D under the Securities Act) of the Company has directly, or through any agent, (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or is reasonably likely to be integrated with the offer of the Securities pursuant to the Transaction in a manner that would require the registration under the Securities Act of the New Notes Offering or (ii) solicited offers for, or offered or sold, the New Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act. (j) Investment Company Act. The Company is not and, after giving effect to the New Notes Offering and the transactions pursuant to the other exchange/subscription agreements, will 5 not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended. (k) Compliance with Laws and Other Instruments. The Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities as necessary under applicable law to conduct its businesses, except where the failure to have such certificates, authorizations and permits would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. The Company (i) is and has been in compliance with all applicable laws, statutes, rules, regulations, orders and judgments (including, without limitation, the rules and regulations of Nasdaq) relating to its businesses, (ii) is and has been in compliance with its charter or by-laws or similar organizational documents, and (iii) is not in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except, in the case of clauses (i) and (iii) above, for any such non-compliance, conflict, breach, default or violation that would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect. (l) Legal Proceedings. No legal or governmental proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing to which the Company or any of its subsidiaries is or would be a party or to which the property of the Company or any of its subsidiaries is or would be subject, except for such proceedings or investigations which (i) would not reasonably be expected to, individually or in the aggregate, have a Company Material Adverse Effect or (ii) are described in the Covered SEC Filings (as defined below). (m) Information. The Covered SEC Filings, taken as a whole, do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used herein, “Covered SEC Filings” means each of the following documents, in the form they have been filed with the SEC (and including any amendments thereto, any exhibits and appendices included therein, any financial statements, notes and schedules thereto and any documents incorporated by reference therein): (w) the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019; (x) the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2020, and June 30, 2020; (y) those portions of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2020 that are incorporated by reference into the Annual Report on Form 10-K referred to in clause (w) above; and (z) the Company’s Current Reports on Form 8-K (excluding any Current Reports or portions thereof that are furnished, and not filed, pursuant to Item 2.02 or Item 7.01 of Form 8-K, and any related exhibits) filed with the SEC after December 31, 2019. (n) The Company specifically acknowledges that the Investor would not enter into this Agreement or any related documents in the absence of the Company’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Investor, and a substantial portion of the consideration provided by the Company, in this transaction, and that the Investor would not enter into this transaction but for this inducement. (o) The Company understands that, unless the Company notifies the Investor in writing to the contrary before the Closing, each of the Company’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Company. 6

6. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company, on behalf of itself and each Account, as applicable, that: (a) The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation. (b) If the Investor is participating in the Exchange, the Investor has full power and authority to tender, assign and transfer the Exchanged Old Notes in exchange for the Exchange Consideration pursuant to this Agreement and to enter into this Agreement and perform all obligations required to be performed by the Investor hereunder. If the Investor is executing this Agreement on behalf of an Account, (i) the Investor has all requisite authority to enter into this Agreement on behalf of, and, bind, each Account to the terms of this Agreement, (ii) Exhibit A is a true, correct and complete list of (A) the name of each Exchanging Holder and (B) the principal amount of each Exchanging Holder's Exchanged Old Notes and (iii) Exhibit B is a true, correct and complete list of the name of each Subscriber and the aggregate principal amount of Purchased New Notes each such Subscriber agrees to purchase hereunder. (c) Each Exchanging Holder participating in the Exchange is the current beneficial owner of the Exchanged Old Notes. When the Exchanged Old Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, adverse claims, rights or proxies. No Exchanging Investor has, in whole or in part, other than pledges or security interests that the Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Old Notes or its rights in its Exchanged Old Notes (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Old Notes. (d) The Investor’s participation in the New Notes Offering will not violate (1) any law, rule, regulation or governmental or judicial decrees, injunctions or orders binding on the Investor or any Account or any investment guideline or restriction applicable to the Investor (or, if applicable, any Account), (2) the charter or bylaws (or equivalent organizational documents) of the Investor (or, if applicable, any Account) or (3) any agreement or instrument to which the Investor or any Account is a party or by which the Investor or any Account or any of their respective assets are bound. (e) The Investor (or applicable Account) is a resident of the jurisdiction set forth in Exhibit D and, unless otherwise set out in Exhibit A or Exhibit B, as applicable, is not acquiring the Exchanged New Notes or the Purchased New Notes as a nominee or agent or otherwise for any other person. (f) The Investor and each Account will comply with all applicable laws and regulations in effect in any jurisdiction in which the Investor or any Account purchases, otherwise acquires or sells New Notes and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the Investor or any Account is subject or in which the Investor or any Account makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor. (g) The Investor has received a copy of the Private Placement Documents. The Investor and each Account acknowledges that: (1) no person has been authorized to give any information or to make any representation concerning the New Notes Offering or the 7

Company or any of its subsidiaries, other than as contained in this Agreement or the Private Placement Documents or the information (i) contained in the Company’s periodic and current reports filed by the Company with the U.S. Securities and Exchange Commission or (ii) given by the Company’s duly authorized officers and employees in connection with the Investor’s examination of the Company and its subsidiaries and the terms of the New Notes Offering; and (2) the Company and its subsidiaries do not take any responsibility for, and cannot provide any assurance as to the reliability of, any other information that may have been provided to the Investor. The Investor and each Account hereby acknowledges that neither J.P. Morgan Securities LLC (the “Lead Agent”) nor Oppenheimer & Co. Inc. (the “Junior Agent”) takes any responsibility for, and provides no assurance as to the reliability of, the information set forth in the Private Placement Documents or any such other information. (h) The Investor and each Account understands and accepts that acquiring the New Notes in the New Notes Offering involves risks. The Investor and each Account has such knowledge, skill and experience in business, financial and investment matters that the Investor and each Account is capable of evaluating the merits and risks of the New Notes Offering and an investment in the New Notes. With the assistance of its own professional advisors (to the extent the Investor has deemed appropriate), the Investor and each Account has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the New Notes and the consequences of the New Notes Offering and this Agreement. The Investor and each Account has considered the suitability of the New Notes as an investment in light of its own circumstances and financial condition, and the Investor and each Account is able to bear the risks associated with an investment in the New Notes. The Investor and each Account understands that it should consult with its own tax advisors in order to determine the U.S. federal, state and local tax consequences of the Exchange (if participating in the Exchange) as well as the ownership and disposition of the New Notes, in light of the Investor’s and each Account’s particular circumstances. (i) The Investor confirms that it is not relying on any communication (written or oral) of the Company, the Lead Agent, the Junior Agent or any of their respective agents or affiliates as investment advice or as a recommendation to participate in the New Notes Offering and receive the New Notes pursuant to the terms hereof. It is understood that information provided in the Private Placement Documents, or by the Company, the Lead Agent, the Junior Agent or any of their respective agents or affiliates, shall not be considered investment advice or a recommendation with respect to the New Notes Offering, and that none of the Company, the Lead Agent, the Junior Agent or any of their respective agents or affiliates is acting or has acted as an advisor to the Investor or any Account in deciding whether to participate in the New Notes Offering. (j) The Investor confirms that neither the Company, the Lead Agent nor the Junior Agent has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the New Notes; or (2) made any representation to the Investor regarding the legality of an investment in the New Notes under applicable investment guidelines, laws or regulations. In deciding to participate in the New Notes Offering, the Investor is not relying on the advice or recommendations of the Company, the Lead Agent or the Junior Agent, and the Investor has made its own independent decision that the investment in the New Notes is suitable and appropriate for the Investor and each Account. (k) The Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the New Notes, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the 8

New Notes. The Investor is familiar with the business and financial condition and operations of the Company and its subsidiaries and has conducted its own investigation of the Company and its subsidiaries and the New Notes and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor has had access to the Company filings with the Securities and Exchange Commission and such other information concerning the Company and its subsidiaries and the New Notes as it deems necessary to enable it to make an informed investment decision concerning the New Notes Offering. The Investor has been offered the opportunity to ask questions of the Company and its representatives and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the New Notes Offering and the New Notes. (l) The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Notes or made any finding or determination concerning the fairness or advisability of such investment. (m) Each Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. Each Purchaser agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the New Notes Offering. (n) Each Purchaser is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) (an “Affiliate”) of the Company. Each Purchaser and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (but without giving effect to the Exchange or the Subscription) (i) less than 5% of the outstanding Stock and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). Immediately after the receipt by the Purchaser of Exchanged New Notes in the Exchange, and the issuance and sale of any Purchased New Notes in the Subscription, the aggregate number of shares of Stock owned by the Purchaser and its Affiliates, together with the aggregate number of shares equal to the notional value of any “long” derivative transaction relating to such Stock to which the Investor or its Affiliate is a party (excluding derivative transactions relating to broad-based indices and any interest in the Old Notes), will not exceed 4.9% of the outstanding Stock. The Purchaser is not and will not be as of the Closing Date, a subsidiary, Affiliate or, to its knowledge, otherwise closely related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”) and, to the Purchaser’s knowledge, no Related Party beneficially owns or as of the Closing Date shall beneficially own 5% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Purchaser. (o) The Investor is acquiring the New Notes solely for the Investor’s own beneficial account, or for an account with respect to which the Investor exercises sole investment discretion, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Notes in violation of the Securities Act, without prejudice, however, to such Investor’s right at all times to sell or otherwise dispose of all or any part of such New Notes in compliance with applicable federal and state securities laws and the terms of the Indenture and the New Notes. The Investor and each Account understands that the 9 offer and sale of the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Investor and each Account and the accuracy of the other representations made by the Investor and each Account in this Agreement. (p) The Investor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Purchaser’s participation in the New Notes Offering meets the requirements for the exemptions referenced in clause (o) above. In addition, the Investor acknowledges and agrees that any hedging transactions engaged in by or on behalf of the Investor or any Account after the confidential information (as described in the confirmatory email received by the Investor from the Lead Agent (the “Wall Cross Email”)) was made available to the Investor and prior to the Closing in connection with the issuance and sale of the New Notes have been and will be conducted in compliance with the Securities Act and the rules and regulations promulgated thereunder. (q) The Purchaser acknowledges that the New Notes have not been registered under the Securities Act. As a result, the New Notes may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act as described in the Indenture (including, but not limited to, Section 2.05 thereof), and the Purchaser hereby agrees that it will not sell the New Notes other than in compliance with such transfer restrictions. Further, the Purchaser acknowledges that the New Notes will be issued pursuant to a restricted CUSIP number. (r) The Investor acknowledges and agrees that no public market exists for the New Notes and that there is no assurance that a public market will ever develop for the New Notes. (s) The Investor acknowledges that the terms of the New Notes Offering have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the New Notes Offering. (t) The Investor specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of the Investor’s representations and acknowledgments set out in this Agreement, and that this Agreement, including such representations and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by the Investor and each Account, in this transaction, and that the Company would not enter into this transaction but for this inducement. (u) The Investor acknowledges the Company intends to pay an advisory fee to the Lead Agent and the Junior Agent. The Investor acknowledges and agrees that (a) each of the Lead Agent and Junior Agent is acting solely as agent to the Company in connection with the New Notes offering and neither the Lead Agent nor the Junior Agent is acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for you, the Company or any other person or entity in connection with the New Notes Offering, (b) neither the Lead Agent nor the Junior Agent has made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the New Notes Offering, (c) neither the Lead Agent nor the Junior Agent will have any responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the New Notes Offering or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with 10 respect to any person) or any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company or the New Notes Offering, and (d) neither the Lead Agent nor the Junior Agent shall have any liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by you, the Company or any other person or entity), whether in contract, tort or otherwise, to you, or to any person claiming through you, in respect of the New Notes Offering. (v) The Investor will, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company, the Old Notes Trustee or the New Notes Trustee to complete the New Notes Offering. (w) The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor. (x) The participation in the New Notes Offering by any Exchanging Holder was not conditioned by the Company on such Exchanging Holder’s exchange of a minimum principal amount of Exchanged Old Notes. No Subscriber’s participation in the New Notes Offering was conditioned upon a minimum aggregate principal amount of New Notes issued for cash in the Subscription. (y) The Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the New Notes Offering and that neither the Company, the Lead Agent nor the Junior Agent has placed any pressure on the Investor to respond to the opportunity to participate in the New Notes Offering. The Investor acknowledges that it did not become aware of the New Notes Offering through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act. (z) The operations of the Investor have been conducted in material compliance with the rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”) applicable to the Investor. The Investor has performed due diligence necessary to reasonably determine that its (or, where applicable, the Exchanging Holders’ or Subscribers’) beneficial owners are not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), or otherwise the subject of Sanctions. 7. Conditions to Obligations of the Investor and the Company. The obligations of the Investor to deliver, or to cause the Accounts to deliver, the Exchanged Old Notes (if applicable) and the Cash Purchase Price (if applicable) and of the Company to deliver the Exchange Consideration (if applicable) and the Purchased New Notes (if applicable) are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company on the one hand, and of the Investor on the other contained in Sections 5 and 6, respectively, shall be true and correct as of the Closing in all material respects with the same effect as though such representations and warranties had been made as of the Closing. 8. Covenant and Acknowledgment of the Company. At or prior to 9:00 a.m., New York City time, on the first business day after the date hereof (the “Expiration Time”), the Company shall issue a press release announcing the New Notes Offering, which press release the Company acknowledges and agrees will disclose all confidential information (as described in the Wall Cross 11

Email) communicated by or on behalf of the Company to the Investor in connection with the New Notes Offering to the extent the Company believes such confidential information constitutes material non-public information. After the Expiration Time, the Investor shall not be under any contractual obligation to the Company to refrain from disclosing the fact or the terms of the transactions contemplated hereby nor to refrain from using or trading on such information. Without the prior written consent of the Investor, the Company shall not disclose the name of the Investor in any public filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process. 9. Covenant of the Investor. No later than one (1) business day after the date hereof, the Investor agrees to deliver settlement instructions for each Purchaser to the Company substantially in the form of Exhibit D. 10. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought. 11. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party. 12. Taxation. The Investor acknowledges that, if the Investor (or any Account) is a United States person for U.S. federal income tax purposes, either (1) the Company must be provided with a correct taxpayer identification number (“TIN”), generally a person’s social security or federal employer identification number, and certain other information on Internal Revenue Service (“IRS”) Form W- 9, which is provided as an attachment hereto, and a certification, under penalty of perjury, that such TIN is correct, that the Investor (or such Account) is not subject to backup withholding and that the Investor is a United States person, or (2) another basis for exemption from backup withholding must be established. The Investor further acknowledges that, if the Investor (or any Account) is not a United States person for U.S. federal income tax purposes, (1) the Company must be provided the appropriate IRS Form W-8 signed under penalties of perjury, attesting to that non-U.S. Investor’s foreign status, and (2) the Investor (or such Account) may be subject to U.S. federal withholding or U.S. federal backup withholding tax on certain payments made to the Investor (or such Account) unless the Investor (or such Account) properly establishes an exemption from, or a reduced rate of, withholding or backup withholding. 13. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR (FOR ITSELF AND, IF APPLICABLE, ON BEHALF OF EACH ACCOUNT) IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. 14. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. 15. Submission to Jurisdiction. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) agrees that a final judgment 12 in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. 16. Venue. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 15. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. 17. Service of Process. Each of the Company and the Investor (for itself and, if applicable, on behalf of each Account) irrevocably consents to service of process in the manner provided for notices in Section 20. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. 18. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 19. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof. 20. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor or any Account, the address provided in Exhibit D (or such other address as either party shall have specified by notice in writing to the other): If to the Company: Evolent Health, Inc. 800 N. Glebe Road Suite 500 Arlington, VA 22203 Attention: General Counsel In each case, with a copy to King & Spalding LLP (which shall not constitute 1185 Avenue of the Americas notice): 34th Floor New York, NY 10036 Attn: Elizabeth Morgan Zachary Cochran E-mail: emorgan@kslaw.com zcochran@kslaw.com 21. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. 22. Notification of Changes. The Investor (for itself and, if applicable, on behalf of each Account) hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing 13 that would cause any representation, warranty, or covenant of the Investor (and/or such Account) contained in this Agreement to be false or incorrect in any material respect. 23. Reliance by the Lead Agent and the Junior Agent. Each of the Lead Agent and the Junior Agent may rely on each representation and warranty of the Company and the Investor made herein or pursuant to the terms hereof (including, without limitation, in any officer’s certificate delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Lead Agent or the Junior Agent. Each of the Lead Agent and the Junior Agent shall be a third party beneficiary to this Agreement to the extent provided in this Section 23. 24. Severability. If any term or provision (in whole or in part) of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. [Signature Pages Follow] 14

IN WITNESS WHEREOF, the Investor (for itself and, if applicable, on behalf of each Account) has executed this Agreement as of the date first written above. Legal Name of Executing Investor: By Name: Title: Legal Name: [Signature Page to Agreement]

ACCEPTED AND AGREED: EVOLENT HEALTH, INC. By Name: Jonathan Weinberg Title: General Counsel and Secretary [Signature Page to Agreement]

EXHIBIT A: FOR THE EXCHANGE The Exchange Ratio: 1:1 Name of Aggregate Aggregate Company Exchanging Holder Principal Amount Principal Amount Exchange of Exchanged Old of Exchanged Payment Amount Notes New Notes $ $ $ Total: $ $ $

EXHIBIT B: FOR THE SUBSCRIPTION Participating Accounts, Allocation of Aggregate Principal Amount of Purchased New Notes and Cash Purchase Price: Name of Purchased New Cash Purchase Subscriber Notes Price Total:

EXHIBIT C TO THE AGREEMENT1 NOTICE OF EXCHANGE/SUBSCRIPTION PROCEDURES Attached are Exchange/Subscription Procedures for the settlement of the Evolent Health, Inc. (the “Company”) exchange and/or subscription of its Convertible Senior Notes due 2024 (the “New Notes”) pursuant to the Agreement, dated as of August 13, 2020, between you and the Company which is expected to occur on or about August 19, 2020. To ensure timely settlement, please follow the instructions for exchanging your Evolent Health, Inc.’s 2.00% Convertible Senior Notes due 2021 (the “Old Notes”) (if applicable) and/or subscribing for New Notes (if applicable) as set forth on the following page. These instructions supersede any prior instructions you received. Your failure to comply with the attached instructions may delay your receipt of the New Notes. Thank you. 1 The following instructions assume the Closing Date will be August 19, 2020.

OPTION A – EXCHANGING OLD NOTES FOR EXCHANGE CONSIDERATION ONLY Delivery of Old Notes You must direct the eligible DTC participant through which you hold a beneficial interest in the Old Notes to post on August 19, 2020, no later than 9:00 a.m., New York City time, one-sided withdrawal instructions through DTC via DWAC for transfer to U.S. Bank National Association (DTC Participant No. 9968), the aggregate principal amount1 of Exchanged Old Notes (CUSIP: 30050BAB7 / ISIN: US30050BAB71) set forth in column 2 of Exhibit A (“Aggregate Principal Amount of Exchanged Old Notes”) of the Agreement. It is important that this instruction be submitted and the DWAC posted on August 19, 2020, no later than 9:00 a.m., New York City time. To receive New Notes You must direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept on August 19, 2020, no later than 9:00 a.m., New York City time, a one- sided deposit instruction through DTC via DWAC from U.S. Bank National Association for the aggregate principal amount2 of Exchanged New Notes (CUSIP: 30050BAE1 / ISIN: US30050BAE11) set forth in Exhibit A (“Aggregate Principal Amount of Exchanged New Notes”) of the Agreement. Company Exchange Payment Amount Subject to the terms of your Agreement, the Company will pay the Company Exchange Payment Amount to you by wire transfer of immediately available funds to the account at the bank in the United States of America specified in Exhibit D of the Agreement. It is important that this instruction be submitted and the DWAC posted on August 19, 2020, no later than 9:00 a.m., New York City time. You must complete BOTH steps described above in order to complete the exchange of Old Notes for New Notes. 1 Note that the DWAC instruction should specify the principal amount, not the number, of Exchanged Old Notes. 2 Note that the DWAC instruction should specify the principal amount, not the number, of New Notes.

OPTION B – PURCHASING NEW NOTES ONLY (WITHOUT AN EXCHANGE OF OLD NOTES) To receive New Notes You must BOTH: 1. Direct your eligible DTC participant through which you wish to hold a beneficial interest in the New Notes to post and accept on August 19, 2020, no later than 9:00 a.m., New York City time, a one-sided deposit instruction through DTC via DWAC from U.S. Bank National Association for the aggregate principal amount of New Notes (CUSIP: 30050BAE1 / ISIN: US30050BAE11) set forth in Exhibit B (“Purchased New Notes”) of the Agreement. It is important that this instruction be submitted and the DWAC posted on August 19, 2020, no later than 9:00 a.m., New York City time. AND 2. No later than 9:00 a.m., New York City time, on August 19, 2020, you must pay the Cash Purchase Price set forth in column 3 of Exhibit B3 (“Cash Purchase Price”) of the Agreement by wire transfer in immediately available funds to the following account of the Company: Routing / Transit for Wires: Routing / Transit for ACH: Account Name: SWIFT Code: Account Number: 3 The Cash Purchase Price is the amount of cash that you must wire to the Company in connection with your purchase of New Notes.

OPTION C – EXCHANGING OLD NOTES FOR EXCHANGE CONSIDERATION AND PURCHASING NEW NOTES For that portion of New Notes being acquired by means of an exchange for Old Notes, you must follow the steps outlined in Option A above. For that portion of New Notes you are acquiring in addition to those acquired pursuant to Option A above, you must follow the steps outlined in Option B above. SETTLEMENT On August 19, 2020, after the Company receives your Old Notes (if applicable) and/or your Cash Purchase Price (if applicable) and your delivery instructions as set forth above, and subject to the satisfaction of the conditions to closing as set forth in your Agreement, the Company will deliver your New Notes in accordance with the delivery instructions set forth above.

EXHIBIT D TO THE AGREEMENT Purchaser Settlement Details These settlement instructions are to be delivered to the Company for each Purchaser no later than one (1) business day after the date of the Agreement. Name of Purchaser: Purchaser Address: Telephone: Email Address: Country of Residence: Taxpayer Identification Number: If Purchaser is an Exchanging Holder: Exchanged Old Notes DTC Participant Number: ____________________________________________________________ DTC Participant Name: ______________________________________________________________ DTC Participant Phone Number: ______________________________________________________ DTC Participant Contact Email: _______________________________________________________ FFC Account #: ____________________________________________________________________ Account # at Bank/Broker: ___________________________________________________________ Exchanged New Notes (if different from Exchanged Old Notes) DTC Participant Number: ____________________________________________________________ DTC Participant Name: ______________________________________________________________ DTC Participant Phone Number: ______________________________________________________ DTC Participant Contact Email: _______________________________________________________ FFC Account #: ____________________________________________________________________ Account # at Bank/Broker: ___________________________________________________________

Wire Instructions (for a bank in the United States of America) Bank Name and Address: ____________________________________________________________ Bank Contact Name and Phone Number: ________________________________________________ ABA #: __________________________________________________________________________ For Credit To: _____________________________________________________________________ Account #: ________________________________________________________________________ For Further Credit To: ______________________________________________________________ Account #: ________________________________________________________________________ If Purchaser is a Subscriber: DTC Participant Information for Delivery of Purchased New Notes DTC Participant Number: ____________________________________________________________ DTC Participant Name: ______________________________________________________________ DTC Participant Phone Number: ______________________________________________________ DTC Participant Contact Email: _______________________________________________________ FFC Account #: ____________________________________________________________________ Account # at Bank/Broker: ___________________________________________________________